                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-
    6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

                                 LAKELAND BANCORP, INC.
                                 ----------------------
                (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Consent Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

      -----------------------
  (2) Aggregate number of securities to which transaction applies:

      -----------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -----------------------
  (4) Proposed maximum aggregate value of transaction:

      -----------------------
  (5)  Total fee paid:

     ------------------------------
|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

       -----------------------
  (2)  Form, Schedule or Registration Statement No.:

       -----------------------
  (3)  Filing Party:

       -----------------------
  (4)  Date Filed:

       -----------------------

                                [Lakeland Logo]

                            LAKELAND  BANCORP, INC.
                            -----------------------
                               250 OAK RIDGE ROAD
                               ------------------
                         OAK RIDGE,  NEW JERSEY  07438
                         -----------------------------

                 NOTICE  OF  ANNUAL  MEETING  OF  STOCKHOLDERS

                             To Be Held May 3, 2000

  Notice is hereby given that the Annual Meeting of Stockholders of Lakeland Bancorp, Inc. will be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Wednesday, May 3, 2000 at 5:00 p.m. for the following purposes:

     1.  To elect four directors as set forth in the annexed Proxy Statement.

     2. To consider and vote upon a proposal to adopt the Lakeland Bancorp, Inc. 2000 Equity Compensation Program.

     3. To transact such other business as may properly come before the meeting.

     In accordance with the Bylaws of Lakeland Bancorp, Inc., the close of business on March 20, 2000, has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or adjournments thereof.

     Enclosed is the Annual Report, a Proxy Statement, and form of Proxy. You are cordially invited to attend this meeting. It is important that your shares be represented, regardless of the number you own. Whether or not you plan to attend the meeting, please return the enclosed proxy, duly signed, as promptly as possible, in the enclosed envelope.

                              By Order of the Board of Directors


                              BRUCE G. BOHUNY
                              SECRETARY

Oak Ridge, New Jersey
March 31, 2000

                            LAKELAND  BANCORP,  INC.
                            ------------------------

                                PROXY  STATEMENT
                                ----------------

                  Annual Meeting of Stockholders, May 3, 2000
                   Approximate Mailing Date:  March 31, 2000


                            SOLICITATION  OF  PROXY
                            -----------------------

     THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF LAKELAND BANCORP, INC. (hereinafter called "Lakeland") for use in connection with the Annual Meeting of Stockholders to be held at Perona Farms, 350 Andover Sparta Road, Andover, New Jersey 07821 on Wednesday, May 3, 2000 at 5:00 p.m., and at any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the enclosed notice of such meeting and are more fully discussed below.

     Only stockholders of record at the close of business on March 20, 2000, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. If the enclosed Proxy is properly executed and returned to Lakeland and not revoked before its exercise, all shares represented thereby will be voted as specified in the form of Proxy. If the Proxy is signed but no specification is given, the shares will be voted in favor of the Board's nominees for election to the Board and in favor of the proposal to adopt the Lakeland Bancorp, Inc. 2000 Equity Compensation Program (the "Stock Option Plan"). The Proxy will enable you to assure that your shares are voted and to aid in securing a quorum at the meeting.

     The entire cost of this solicitation will be borne by Lakeland. Officers and regular employees of Lakeland may also, but without additional compensation, solicit proxies by further mailings, personal conversations, telephone, telegraph, facsimile or e-mail.


                             REVOCATION  OF  PROXY
                             ---------------------

     THE ENCLOSED PROXY MAY BE REVOKED IN PERSON OR IN WRITING BY NOTIFICATION TO THE SECRETARY, BRUCE G. BOHUNY, LAKELAND BANCORP, INC., 250 OAK RIDGE ROAD, OAK RIDGE, NEW JERSEY 07438, AT ANY TIME PRIOR TO ITS EXERCISE OR BY SUBMITTING A DULY SIGNED, LATER-DATED PROXY.


                          CAPITAL  STOCK  OUTSTANDING
                          ---------------------------

     At the close of business on March 20, 2000, there were 12,670,062 shares of Lakeland's common stock, no par value (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share will be entitled to one vote on all matters properly coming before the meeting. Provided that a quorum is present, directors will be elected by a plurality vote (there is no right to vote stock cumulatively) and the adoption of the Stock Option Plan will acquire the affirmative vote of a majority of the votes cast with respect to such proposal. A majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.

     To Lakeland's knowledge, no person beneficially owned more than 5% of the outstanding voting securities of Lakeland as of December 31, 1999.

                                 PROPOSAL  ONE
                            ELECTION  OF  DIRECTORS
                            -----------------------

     Unless a shareholder either indicates "withhold authority" on his proxy or indicates on his proxy that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the election as directors of the four persons named in Table I below to serve until the expiration of their respective three year terms and thereafter until their successors shall have been duly elected and shall have qualified. Discretionary authority is also solicited to vote for the election of a substitute for any of said nominees who, for any reason presently unknown, cannot be a candidate for election.

     Table I sets forth the names and ages of the nominees for election to the Board of Directors, the positions and offices presently held by each such person within Lakeland, the period during which each such person has served on Lakeland's Board of Directors, the expiration of their respective terms, the principal occupations and employment of each such person during the past five years, and the number of shares of Lakeland Common Stock which they beneficially owned as of February 1, 2000. Table II set forth comparable information with respect to those directors whose terms of office will continue beyond the date of the Annual Meeting. Unless otherwise indicated, positions have been held for more than five years. Unless otherwise stated in the footnotes following the tables, the nominees and other directors listed in the tables have sole power to vote and dispose of the shares which they beneficially owned as of February 1, 2000.

     All of the persons named in both tables have been directors of Lakeland and Lakeland Bank for at least five years, except as follows: (a) Mary Ann Deacon was appointed to the Boards of Directors of Lakeland and Lakeland Bank on November 8, 1995, (b) Paul P. Lubertazzi and Joseph P. O'Dowd were appointed to the Boards of Lakeland and Lakeland Bank on February 25, 1998, following the acquisition of Metropolitan State Bank (which was merged into Lakeland Bank in January 2000), (c) Charles L. Tice, Michael A. Dickerson and George H. Guptill, Jr. were appointed to the Board of Lakeland on July 15, 1999, in connection with the acquisition of High Point Financial Corp. and (d) Roger Bosma was appointed to the Boards of Lakeland and Lakeland Bank on June 1, 1999, upon becoming Lakeland's Chief Executive Officer. Mark J. Fredericks is John W. Fredericks' son.

                                    TABLE I
                       NOMINEES FOR ELECTION AS DIRECTORS

                                                                               SHARES BENEFICIALLY
                                                                                   OWNED AS OF
                                    EXPIRATION                                   FEBRUARY 1, 2000
      NAME AND         DIRECTOR     OF TERM IF         BUSINESS                 NUMBER     PERCENT
         AGE            SINCE        ELECTED          EXPERIENCE              OF SHARES   OF CLASS
         ---            -----        -------          ----------              ---------   --------
Bruce G. Bohuny            1989        2003  Senior Vice President - Real       135,755     1.07%
Age 67                                       Estate, Lakeland Bancorp, Inc.      (a)
                                             (6/1/99 to present); Secretary,
                                             Lakeland Bancorp, Inc. (5/19/89
                                             to present); Secretary, Lakeland
                                             Bank (5/19/69 to present);
                                             President, Brooks Limited (a real
                                             estate development corporation),
                                             Wyckoff, NJ


Mary Ann Deacon            1995        2003  Secretary/Treasurer of Deacon       70,280     0.55%
Age 48                                       Homes, Inc. and Deacon              (b)
                                             Development Corp. (real estate
                                             development), Sparta, NJ


Michael A. Dickerson       1999        2003  President and CEO, High Point       22,307     0.18%
Age 63                                       Financial Corp. (6/29/88 to         (c)
                                             7/14/99); President, The National
                                             Bank of Sussex County (2/11/92 to
                                             11/17/98); CEO, The National Bank
                                             of Sussex County (2/11/92 to
                                             12/31/99)

Joseph P. O'Dowd           1998        2003  President and Owner of O'Dowd        13,138    0.10%
Age 53                                       Advertising of Montville, NJ         (d)
                                             (4/14/82 to present); partner of
                                             O'Dowd Associates (real estate
                                             holding company) (7/1/86 to
                                             present) and O'Dowd Realty
                                             (7/1/86 to present)


                                    TABLE II
                              CONTINUING DIRECTORS

                                                                                                  SHARES BENEFICIALLY
                                                                                                       OWNED AS OF
                                                                                                     FEBRUARY 1, 2000
      NAME AND           DIRECTOR        EXPIRATION                  BUSINESS                  NUMBER             PERCENT
         AGE              SINCE           OF TERM                   EXPERIENCE               OF SHARES           OF CLASS
---------------------  ------------  ------------------  --------------------------------  --------------  ---------------------
Roger Bosma              June, 1999           2002       President and CEO, Lakeland          6,000                   0.05%
Age 57                                                   Bancorp, Inc. (6/1/99 to               (e)
                                                         present); Executive Vice
                                                         President, Hudson United
                                                         Bancorp (5/97 to 6/99);
                                                         President and CEO of
                                                         Independence Bank of New Jersey
                                                         (prior years to 5/97)


John W. Fredericks             1989           2001       Chairman, Lakeland Bancorp,          478,011                   3.78%
Age 63                                                   Inc. (6/1/99 to present);              (f)
                                                         Chairman, Lakeland Bank (6/1/99
                                                         to present); President,
                                                         Lakeland Bancorp, Inc. (5/19/89
                                                         to 5/31/99); President,
                                                         Lakeland Bank (5/19/69 to
                                                         5/31/99); President and Owner,
                                                         Fredericks Fuel and Heating
                                                         Service, Oak Ridge, NJ


Mark J. Fredericks             1994           2002       President of Keil Oil Company,       284,011                   2.24%
Age 39                                                   Riverdale, NJ                          (g)

George H. Guptill,             1999           2002       President, Franklin Mutual           413,340                   3.26%
 Jr.                                                     Insurance Co., Branchville, NJ         (h)
Age 61

Paul P. Lubertazzi             1998           2001       Retired; President and CEO,          43,232                   0.34%
Age 65                                                   Metropolitan State Bank (6/88          (i)
                                                         to 1/31/00); Chairman,
                                                         Metropolitan State Bank (4/96
                                                         to 1/31/00)


Robert B. Nicholson            1989           2002       Vice Chairman, Lakeland              308,504                   2.44%
Age 71                                                   Bancorp, Inc. (6/1/99 to               (j)
                                                         present); Vice Chairman,
                                                         Lakeland Bank (6/1/99 to
                                                         present); Chairman, Lakeland
                                                         Bancorp, Inc. (5/19/89 to
                                                         5/31/99); Chairman, Lakeland
                                                         Bank (5/19/69 to 5/31/99);
                                                         Chairman, Eastern Propane
                                                         Corp., Oak Ridge, NJ (9/21/88
                                                         to present)


John Pier, Jr.                 1989           2001       Retired; Dentist, Vernon, NJ         90,694                   0.72%
Age 73                                                                                          (k)

Charles L. Tice                1999           2001       Chairman, High Point Financial       40,960                   0.32%
Age 66                                                   Corp. (5/21/96 to 7/14/99);            (l)
                                                         Retired since 1993


Arthur L. Zande                1989           2002       Vice President and Treasurer,        22,122                   0.17%
Age 65                                                   Lakeland Bancorp, Inc. (6/1/99         (m)
                                                         to present); President and CEO,
                                                         Lakeland Bank (6/1/99 to
                                                         present); Executive Vice
                                                         President and CEO, Lakeland
                                                         Bancorp, Inc. (5/19/89 to
                                                         5/31/99); Executive Vice
                                                         President and CEO, Lakeland
                                                         Bank (10/1/72 to 5/31/99)


________________
Included in the amounts beneficially owned listed in the tables, the directors of Lakeland held the following interests:

(a) Includes 16,533 shares owned by Mr. Bohuny's wife, Judy Bohuny; 383 shares held in name of the Estate of Emma Bohuny - Bruce G. Bohuny, Executor;
    1,257 shares held by Brooks Ltd. of which Mr. Bohuny is President; 6,592 shares held by the Zurick Group, of which Mr. Bohuny is managing partner; and 3,198 shares held in a retirement fund for Mr. Bohuny's benefit.
(b) Includes 28,292 shares in the name of Philip Deacon, husband of Mary Ann Deacon.
(c) Includes 1 share held in name of Michael Dickerson and Suzanne Dickerson, wife of Michael Dickerson; and 8,037 shares held for Michael Dickerson in an IRA.
(d) Includes 12,881 shares owned jointly by Joseph O'Dowd and his wife Patricia.
(e) Includes 4,000 shares held jointly by Roger and Holly Bosma, wife of Roger Bosma.
(f) Includes 127,594 shares owned by Mr. Fredericks' wife, Jane D. Fredericks; 119,379 shares held in the name of John W. Fredericks, Jane D. Fredericks and Mark J. Fredericks, Trustees for Fredericks Fuel and Heating Service Employee Profit Sharing Plan; and 97,996 shares held in the name of Edward
    J. Fredericks and John W. Fredericks Trustees U/W Wilbur Fredericks Trust.
(g) Includes 22,437 shares owned by Mr. Fredericks' wife, Shelley B. Fredericks; 17,470 shares held by Mark J. Fredericks custodian for Douglas; 17,470 held by Mark J. Fredericks custodian for William; 17,471 shares held by Mark J. Fredericks custodian for Leanne; 17,467 shares held by Mark J. Fredericks custodian for Emily; 17,363 shares held by Keil Oil Employee Profit Sharing Plan; and 119,379 shares held by John W. Fredericks, Jane D. Fredericks, and Mark J. Fredericks Trustees for Fredericks Fuel and Heating Service Profit Sharing Plan.
(h) Includes 2,400 shares held in an IRA for George H. Guptill, Jr.; and 380,000 shares held in name of Franklin Mutual Insurance Co., of which Mr. Guptill is President.
(i) Includes 39,326 shares owned jointly by Paul and Barbara Lubertazzi, Mr. Lubertazzi's spouse; 250 shares owned jointly by Paul and Leslie Lubertazzi, Mr. Lubertazzi's daughter; 250 shares owned jointly by Paul and Sandra Lubertazzi, Mr. Lubertazzi's daughter; 250 shares jointly owned by Paul and Glen Lubertazzi, Mr. Lubertazzi's son and 250 shares owned jointly by Paul and Matthew Lubertazzi, Mr. Lubertazzi's son.
(j) Includes 93,844 shares owned by Mr. Nicholson's wife, Shirley M. Nicholson; 14,406 shares registered in the name of Eastern Propane Corp. (a corporation of which Mr. Nicholson is Chairman of the Board).

(k) Includes 4,599 shares owned by Mr. Pier's wife, Jane Pier; 9,609 shares owned by Mr. Pier and his wife, Jane Pier, jointly; and 12,720 shares held in an IRA for Mr. Pier.
(l) Includes 8,900 shares held by Charles Tice and Mark Tice, co-trustees U/W of Gale A. Tice.
(m) Includes 2,080 shares held by Mr. Zande's wife, Nancy T. Zande.


Security Ownership of Management

  The following table sets forth information regarding the beneficial ownership of Lakeland's Common Stock as of February 1, 2000 by (i) the two Named Officers (as defined below under "Executive Compensation") who are not directors of Lakeland and (ii) all current executive officers and directors of Lakeland as a group. Unless otherwise indicated, each of the named stockholders possesses sole voting and investment power with respect to the shares beneficially owned. For information concerning the beneficial ownership of Lakeland's Common Stock by directors and nominees for director, see the tables above under "Proposal One--Election of Directors".

                                                   Shares
                                              Beneficially Owned
                                            as of February 1, 2000
                                            ----------------------
              Stockholder                    Number        Percent
              -----------                    ------        -------

Robert A. Vandenbergh......................     12,858(A)      .10%
Louis E. Luddecke..........................     12,697         .10%

All current executive officers and
    directors as a group (17 persons) (B)..  1,842,530       14.54%
------------------------
(A) Includes, 7,236 shares which have been allocated to Mr. Vandenbergh in the ESOP.
(B) Includes Joseph F. Hurley, who joined Lakeland as Executive Vice President and Chief Financial Officer in November 1999, and Jeffrey J. Buonforte, who joined Lakeland as Executive Vice President and Chief Retail Officer in November 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder require Lakeland's directors, executive officers and 10% shareholders to file with the SEC certain reports regarding such persons' ownership of Lakeland's securities. Lakeland is required to disclose any failures to file such reports on a timely basis.
During the year ended December 31, 1999, initial reports of beneficial ownership on Form 3 were not filed on a timely basis for Michael A. Dickerson, Charles L. Tice and George H. Guptill, Jr., all of whom became directors of Lakeland in connection with Lakeland's acquisition of High Point Financial Corp. in July 1999. The failure to file on a timely basis was inadvertent; the filings were made promptly after the failures to file were noted. There were no other untimely filings for the year ended December 31, 1999.


Executive  Compensation

       The following table sets forth, for the years ended December 31, 1999, 1998, and 1997, the cash compensation paid by Lakeland and its subsidiaries, as well as certain other compensation paid or accrued by such entities for those years, to the two people who served as Lakeland's Chief Executive Officer during 1999, and the other three persons who were executive officers of Lakeland at December 31, 1999 and whose total annual salary and bonus for 1999 exceeded $100,000 (the "Named Officers"), for services rendered in all capacities as an executive officer during such period.

                          SUMMARY  COMPENSATION  TABLE
                          ----------------------------

Name and Principal                        Annual Compensation (B)
                                  ----------------------------------------                                 All Other (C)
Position                              Year                Salary                      Bonus                 Compensation
--------                              ----                ------                      -----                 ------------
Roger Bosma (A).................     1999                $134,135                    $30,000                   $  2,093
President and
Chief Executive
Officer

Arthur L. Zande (D).............     1999                 225,000                          -                     43,586
Executive Vice                       1998                 210,000                          -                    137,160
President and                        1997                 195,000                          -                    140,890
Chief Executive
Officer

Paul P. Lubertazzi (E)..........     1999                 201,925(F)                  50,000(G)                  24,783
President and Chief                  1998                 165,000                     15,000                      9,124
Executive Officer of                 1997                 150,000                     15,000                      9,192
Metropolitan State Bank

Robert A. Vandenbergh (H).......     1999                 134,584                          -                     14,576
Executive Vice President             1998                 122,225                          -                      7,190
and Chief Lending Officer            1997                 108,458                          -                      3,584

Louis E. Luddecke (I)...........     1999                 120,691                          -                     16,666
Executive Vice President             1998                 109,498                     11,990(J)                  15,357
and Chief Operations Officer         1997                 103,500                          -                     14,655

_______________
(A) Mr. Bosma joined Lakeland as President and CEO on June 1, 1999.
(B) During the three years ended December 31, 1999, no Named Officer received perquisites (i.e., personal benefits) in excess of 10% of such person's reported salary and bonus.
(C) All other compensation for each of the Named Officers for 1999 consisted of the following: Mr. Bosma, an annual contribution of $333 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000 and the fair market value of the personal use of a company car of $1,760; Mr. Zande, an annual contribution of $1,404 made by Lakeland Bank for annual premiums for term life insurance in excess of $50,000, annual contribution to Lakeland Bank's profit sharing plan on behalf of Mr. Zande of $17,035, increases to Mr. Zande's profit sharing plan account of $22,975, reflecting his allocated portion of plan earnings and forfeitures, and the fair market value of the personal use of a company car of $2,172; Mr. Lubertazzi, an annual contribution of $2,923 paid by Metropolitan State Bank as insurance premiums for Mr. Lubertazzi's benefit, the fair market value of the personal use of a company car of $3,485, a contribution of $3,375 to Metropolitan State Bank's 401(k) Plan to match 1999 pre-tax elective deferral contributions (included under "Salary") made by Mr. Lubertazzi to such Plan and $15,000 paid to Mr. Lubertazzi to lease an automobile; Mr. Vandenbergh, a contribution to the NBSC 401(k) Plan to match elective deferral contributions (included under "Salary") of $3,938, a cash contribution of $10,378 to the ESOP on Mr. Vandenbergh's behalf and a company paid group term insurance that does not have to be weighted based on age of $260; and Mr. Luddecke, an annual contribution of $1,323 paid by Metropolitan State Bank as insurance premiums for Mr. Luddecke's benefit, a contribution of $8,448 to Metropolitan State Bank's 401(k) Plan to match 1999 pre-tax elective deferral contributions (included under "Salary") made by Mr. Luddecke to such Plan, the fair market value of the personal use of a company car of $5,695, and a payment of $1,200 for club dues. In addition, a total of 1,270 and 1,072 shares of common stock were allocated to Mr. Vandenbergh in 1998 and 1997, pursuant to the ESOP. (High Point maintained an ESOP prior to its acquisition by Lakeland. The High Point share numbers have been adjusted for the exchange ratio applicable in Lakeland's acquisition of High Point.)
(D) Mr. Zande currently serves as Vice President and Treasurer of Lakeland and President and Chief Executive Officer of Lakeland Bank.
(E) Mr. Lubertazzi became an executive officer of Lakeland upon the consummation of Lakeland's acquisition of Metropolitan State Bank. He retired as an executive officer effective January 31, 2000.
(F) Includes $15,000 of salary for January 2000 that was prepaid in 1999.
(G) Includes a $25,000 bonus for 1998 that was paid in 1999 and a $25,000 bonus for 1999 that was paid in 1999.
(H) Mr. Vandenbergh became an Executive Vice President of Lakeland in October 1999. He served as President of The National Bank of Sussex County from November 1998 until October 1999.
(I) Mr. Luddecke became an Executive Vice President of Lakeland in October 1999. In prior years he served as Executive Vice President and Chief Financial Officer of Metropolitan State Bank.
(J) Represents a bonus for 1997 that was paid in 1998.

Employment Agreement and Other Arrangements with Executive Officers

          Lakeland and Lakeland Bank have entered into an employment agreement (the "Employment Agreement") with Mr. Bosma as of January 1, 2000 whereby he serves as the President and Chief Executive Officer of Lakeland. The initial term of the Employment Agreement is three years, and is automatically renewable for one year on each anniversary date thereof unless a majority of the directors of Lakeland vote not to extend the term. The Employment Agreement provides that Mr. Bosma will receive an annual base salary of $250,000 and stock options by December 31, 2000 having a value equal to at least one year's base salary. Mr. Bosma is also entitled to use of a Lakeland Bank-supplied automobile, Lakeland Bank paid membership in a country club approved by the Board and supplemental life insurance equal to two times base salary. If Mr. Bosma's employment is terminated by Lakeland other than for cause (as defined in the Employment Agreement), and a change in control (as defined in the Employment Agreement) has not occurred, he will receive his then current base salary, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years preceding his termination, and applicable perquisites and benefits for the balance of the term. The Employment Agreement contains confidentiality and non-compete covenants from Mr. Bosma in favor of Lakeland.

          In the event of a change in control, the term of the Employment Agreement becomes fixed for a period of three years from the date of such event. During such period, Mr. Bosma is to be employed as President and Chief Executive Officer of Lakeland and is entitled to a base salary that is no less than the salary in effect as of the change in control, an annual bonus equal to the average annual bonus paid him during the three most recent fiscal years prior to the change in control, and continuation of other benefits and perquisites in effect as of the change in control. If following a change in control, Mr. Bosma's employment is terminated without cause, or he resigns within 90 days for good reason (as defined in the Employment Agreement) or after such 90 day period for any reason, he will be entitled to continued life and health insurance benefits for three years and a lump sum cash payment equal to three times the sum of his pre-change in control salary and the average annual bonus paid him during the three most recent fiscal years prior to the change in control. To the extent that the amount payable to Mr. Bosma on account of a change in control is subject to an excise tax under Section 4999 of the Code, Mr. Bosma will also receive an additional payment equal to 10% of such amount; provided, however, that if the net amount retained by Mr. Bosma after payment of such excise tax is less than the maximum amount which could be paid him without triggering the excise tax, then the amount and benefits otherwise payable or to be provided to Mr. Bosma will be reduced to such maximum amount. For purposes of the Employment Agreement, the term "change in control" has the same meaning as under the Stock Option Plan. See Proposal Two.

          On October 1, 1996, High Point Financial Corp. entered into change of control agreements with Michael A. Dickerson and Robert A. Vandenbergh. Lakeland acknowledged that the merger of Lakeland and High Point, which was effected on July 15, 1999, constituted a change in control for Mr. Dickerson and that if he terminated his employment within six months of the merger he would be entitled to receive a payment pursuant to his change of control agreement. Mr. Dickerson retired on December 31, 1999, and, accordingly, he received a lump sum payment on that date of $608,074. Mr. Vandenbergh remained as an officer of NBSC after the merger and is now an executive officer of Lakeland. Accordingly, his change of control agreement was not triggered by the merger.

          During 1996, NBSC entered into a salary continuation agreement with each of Messrs. Dickerson and Vandenbergh. These agreements entitle them to certain payments upon their retirement. As part of the Lakeland/High Point merger, Lakeland placed in trusts amounts equal to the present value of the amounts that would be owed to Messrs. Dickerson and Vandenbergh upon their retirement. These amounts are $722,000 and $381,000 for Mr. Dickerson and Mr. Vandenbergh, respectively. Lakeland has no further obligation to pay additional amounts pursuant to these agreements. In January 2000, Mr. Dickerson began receiving a monthly annuity of $6,490 pursuant to this agreement.

          In connection with Lakeland's acquisition of Metropolitan State Bank in 1998, Lakeland agreed to (1) provide to Mr. Lubertazzi an additional annuity comparable to the annuity provided to him by Metropolitan at a cost to Lakeland of $278,000 and (2) provide to Mr. Lubertazzi certain retiree medical benefits at a cost to Lakeland of $45,000. Mr. Lubertazzi retired on January 31, 2000. He is expected to receive an annual distribution of $35,000 for 15 years pursuant to this annuity, provided that Lakeland is not required to incur any additional costs to fund this obligation.

          Mr. Lubertazzi previously entered into a separate agreement with Metropolitan State Bank which was assumed by Lakeland. Pursuant to that agreement, Lakeland is required to pay Mr. Lubertazzi or his beneficiary an aggregate of $525,000 payable in 15 annual installments beginning on his retirement date (January 31, 2000) or date of death. In order to fund this obligation, Metropolitan obtained a variable life insurance policy, which had a cash surrender value of approximately $230,000 as of December 31, 1999. Although no assurance can be given, Lakeland does not expect to expend additional significant amounts to fund this obligation.


Board Committees and Directors' Compensation

          During 1999, the Lakeland's Board of Directors held nine meetings. During the fourth quarter of 1999, Lakeland's Board of Directors formed several committees. The Audit Committee, consisting of George Guptill, Jr., Michael Dickerson, Mark Fredericks, and John Pier, which is expected to meet quarterly, is responsible for reviewing the reports submitted by Lakeland's independent accountants and internal auditor and for reporting to the Board on significant audit and accounting principles, policies, and practices related to Lakeland. The Audit Committee met once in 1999.

          The Nominating Committee, consisting of Robert Nicholson, John Pier, and Mary Ann Deacon, which is expected to meet at least once a year, is responsible for interviewing potential candidates for election to the Board and for nominating individuals each year for election to the Board. The Nominating Committee did not meet in 1999.

          The Compensation Committee, consisting of Robert Nicholson, Mary Ann Deacon, and Paul Lubertazzi, which is expected to meet at least two times a year, makes compensation decisions for Lakeland's staff. The Compensation Committee met once in 1999. The Compensation Committee will not administer the Stock Option Plan, which is administered by the full Board.

          The Asset Liability Committee, consisting of Joseph O'Dowd, Bruce Bohuny, Charles Tice, and Paul Lubertazzi, which is expected to meet quarterly, is responsible for the general supervision of the affairs of the subsidiary banks, including interest rate risk and liquidity management. The Asset Liability Committee did not meet in 1999.

          Each director currently receives a fee of $625 for each meeting of Lakeland's Board that he or she attends. In addition, beginning with the year 2000, each director of Lakeland will receive a $5,500 retainer (other than Roger Bosma and Arthur L. Zande) and $150 per committee meeting attended. Each member of Lakeland's Board was present for 75% or more of the aggregate of the total meetings of the Board and committees on which he or she served.

          Each director of Lakeland Bank received a $5,500 retainer in 1999 (other than Roger Bosma, Arthur L. Zande and Paul P. Lubertazzi). Each director of Lakeland Bank also received $625 per board meeting attended and $150 per committee meeting attended. Each director of Lakeland Investment Corp., a subsidiary of Lakeland Bank, received $625 per board meeting attended in 1999 and will receive $650 per board meeting attended in 2000.

          Each director of Metropolitan State Bank received $350 per board meeting attended, $200 per loan committee meeting attended and $50 for each other committee meeting attended.

          Each director of NBSC received a $5,500 retainer in 1999. Each director of NBSC also received $250 per board meeting attended and $200 per committee meeting attended. The chairman of the board of NBSC received an additional $3,000 in 1999.

          The Board of Directors adopted a plan, effective January 1, 1996, which provides that any director having attained age 72 (75 for directors active as of the date of plan inception) and having completed ten years of service may retire and continue to be paid for a period of ten years at a rate of $5,000, $7,500, $10,000 or $12,500 per annum, depending upon years of credited service. This plan is unfunded.


Compensation Committee Interlocks and Insider Participation

          During the fourth quarter of 1999, Lakeland established a Compensation Committee, which is currently comprised of Robert B. Nicholson, Mary Ann Deacon and Paul P. Lubertazzi. Mr. Lubertazzi retired as President and CEO of Metropolitan State Bank on January 31, 2000. Mr. Nicholson currently serves as Vice Chairman of Lakeland and Lakeland Bank.

          Compensation decisions for 1999 were made by the entire Board. During the year ended December 31, 1999, the following individuals served as members of the Board of Directors: Bruce G. Bohuny, Mary Ann Deacon, John W. Fredericks, Mark J. Fredericks, Paul P. Lubertazzi, Robert B. Nicholson, Joseph P. O'Dowd, John Pier, Jr., Arthur L. Zande, Michael A. Dickerson, Charles L. Tice, George
H. Guptill, Jr. and Roger Bosma. Of the persons named, Messrs. Bosma, Bohuny, Lubertazzi, Nicholson, John Fredericks, Zande and Dickerson were employees of Lakeland or its subsidiaries. None of these individuals participated in any determination with respect to his or her own salary. Mr. Lubertazzi and Mr. Dickerson resigned as employees of Lakeland or its subsidiaries on January 31, 2000 and December 31, 1999, respectively.

          Mr. John Fredericks and Mr. Nicholson are two of the three partners in a joint venture which owns certain property in Newton, New Jersey. Lakeland rents space, pursuant to a lease expiring October 1, 2000 in the building located on this property for a branch office, at an annual rent of $58,359. Mr. John Fredericks and Mr. Nicholson are the Chairman and Vice Chairman of Lakeland, respectively.

          Lakeland's subsidiary banks have had, and expect to have in the future, transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and that do not involve more than the normal risk of collectability or other unfavorable features.

Board Report on Executive Compensation

          Lakeland's Board of Directors established a Compensation Committee in the fourth quarter of 1999. Accordingly, compensation decisions for executive officers (other than stock option grants) beginning with the year 2000 will be made by that committee, subject to Board approval. In 1999, decisions concerning compensation were made by the full Board of Directors. Lakeland's current compensation program focuses upon the salaries of executive officers and is designed to provide appropriate reimbursement for services rendered. Compensation amounts take into account the individual performance for each executive officer. Salaries are determined annually, and each executive officer's performance is reviewed on a yearly basis. Traditionally, the salaries of executive officers have been set at levels which are perceived to be comparable to the salaries of executive officers of other banks which the Board considers to be comparable to Lakeland.

          Executive officers are also provided with standard benefits, including various health and life insurance benefits. Lakeland also makes contributions to the Lakeland Bank profit sharing plan on behalf of executive officers, as well as all other employees. The Board of Directors authorized a total contribution to the Lakeland Bank Profit Sharing Plan of $250,000 in 1999.

          On February 9, 2000, Lakeland's Board of Directors adopted the 2000 Equity Compensation Program (the "Stock Option Plan"). The full Board currently administers the Stock Option Plan. See Proposal Two. Incentive stock options granted to executive officers of Lakeland will be granted at an exercise price equal to fair market value on the date of grant. Accordingly, these options will gain appreciable value only if the market price of Lakeland's Common Stock increases. The Board believes that the issuance of stock options at fair market value provides incentives to employees to maximize Lakeland's performance and encourage continued affiliation with Lakeland. The Stock Option Plan also provides for automatic option grants to non-employee directors. The Board believes that this feature of the Stock Option Plan will encourage qualified non-employee directors to serve on Lakeland's Board.

          Lakeland's Board believes that an appropriate compensation program can help foster Lakeland's growth. The Board seeks to reflect an appropriate balance between providing rewards to executive officers while at the same time effectively controlling cash compensation costs. The Board intends to continue monitoring Lakeland's compensation program so that this balance is appropriately maintained.

Submitted by the members of the Board of Directors:

Roger Bosma                                 Joseph P. O'Dowd
Paul P. Lubertazzi                          John Pier, Jr.
Bruce G. Bohuny                             Arthur L. Zande
Mary Ann Deacon                             Michael A. Dickerson
John W. Fredericks                          Charles L. Tice
Mark J. Fredericks                          George H. Guptill, Jr.
Robert B. Nicholson


Performance Graph

          The following chart compares Lakeland's cumulative total shareholder return (on a dividend reinvested basis) over the past five years with the Nasdaq Market Index and the Peer Group Index. The Peer Group Index is comprised of Media General Financial Services' Regional Northeast Bank Group which consists of approximately 115 financial institutions.

                              [GRAPH APPEARS HERE]

                     COMPARISON OF CUMULATIVE TOTAL RETURN
              OF LAKELAND, NASDAQ MARKET, INDEX AND MG GROUP INDEX

                                                                    FISCAL YEAR ENDING
COMPANY/INDEX/MARKET                    1994             1995           1996           1997          1998         1999
Lakeland Bancorp, Inc.                 100.00            127.29         167.47        202.49        228.07       160.60
MG Group Index                         100.00            152.03         202.24        348.83        364.13       335.06
NASDAQ Market Index                    100.00            129.71         161.18        197.16        278.08       490.46

                                 PROPOSAL  TWO
                                ADOPTION OF THE
                             LAKELAND BANCORP, INC.
                        2000 EQUITY COMPENSATION PROGRAM
                        --------------------------------

     On February 9, 2000, Lakeland's Board of Directors adopted, subject to shareholder approval, the Lakeland Bancorp, Inc. 2000 Equity Compensation Program (the "Stock Option Plan") and granted certain stock options under the Stock Option Plan (the "Initial Option Grants"). The Board recommends that the shareholders approve the Stock Option Plan. The purpose of the Stock Option Plan is to enable Lakeland to attract and retain qualified directors, officers and employees, to facilitate performance-based compensation for employees and to provide incentives for the participants in the Stock Option Plan to enhance the value of Lakeland Common Stock. Directors, officers and other employees of Lakeland and its subsidiaries are eligible to participate in the Stock Option Plan. The Stock Option Plan authorizes the granting of incentive stock options and supplemental stock options. The principal aspects of the Stock Option Plan are summarized below.

Administration

     The Stock Option Plan provides that it will be administered by the Board of Directors or any duly created committee appointed by the Board and charged with the administration of the Stock Option Plan (the "Program Administrator"). The full Board of Directors currently administers the Stock Option Plan and serves as the Program Administrator.

Eligibility

     All directors, officers and employees of Lakeland and its subsidiaries (approximately 365 persons as of December 31, 1999) are eligible to receive options under the Stock Option Plan. Other than automatic grants to non-employee directors, grants under the Compensation Plan are discretionary, and Lakeland is unable, at the present time, to determine the identity or number of directors, officers and other employees who may be granted options under the Stock Option Plan in the future.

Types of Options

     The Program Administrator may designate any option granted as either an incentive stock option or a supplemental stock option, or the Program Administrator may designate a portion of the option as an incentive stock option and the remaining portion as a supplemental stock option. Any portion of an option that is not designated as an incentive stock option will be a supplemental stock option.

     The Stock Option Plan also provides for automatic option grants to directors who are not otherwise employed by Lakeland or its subsidiaries. Upon commencement of service, a non-employee director will receive a supplemental stock option to purchase 25,000 shares of Common Stock. Existing non-employee directors who were serving as directors at the time the Stock Option Plan was approved by the Board also received, a supplemental stock option to purchase 25,000 shares of Common Stock.

Exercise Period

     Subject to modification by the Program Administrator, options granted to employees are generally exercisable in 25% annual installments beginning on the first anniversary of the date of grant and continuing for each of the next three anniversaries thereafter. Options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant and continuing for each of the four anniversaries of the grant date thereafter. The Program Administrator may accelerate the vesting of any option granted under the Stock Option Plan.

     Unless previously terminated by the Board of Directors, the Stock Option Plan will terminate on February 8, 2010. Such termination will have no impact upon options granted prior to the termination date. The maximum term of all options granted under the Stock Option Plan is 10 years, provided, however, that any incentive stock option granted to a person who is the beneficial owner of more than 10% of the combined voting power of Lakeland's capital stock shall cease to be exercisable five years after the date such option is granted.

Exercise Price

     Options granted under the Stock Option Plan will have an exercise or payment price as established by the Program Administrator, provided that the exercise price of incentive stock options may not be less than the fair market value of the underlying shares on the date of grant and the exercise price of stock options granted to non-employee directors will be equal to the fair market value of the underlying shares on the date of grant. If incentive stock options are granted to a person who is the beneficial owner of more than 10% of the combined voting power of Lakeland's capital stock, such options shall be granted at a price of not less than 110% of the fair market value of the shares covered by the option. If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) on such date. If no such prices are available, the fair market value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator deems relevant. On March 24, 2000, the closing sale price of a share of Lakeland Common Stock on the Nasdaq National Market was $10.25.

Payment

     Upon exercise of an option granted under the Compensation Plan, the participant will be required to provide the payment price in full by certified or bank cashier's check or, if permitted by the Program Administrator, in shares of Common Stock valued at fair market value on the date of exercise, or by a combination of checks and shares. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements. In connection with any exercise of options, Lakeland will have the right to collect or withhold from any payments under the Stock Option Plan all taxes required to be withheld under applicable law.

Transferability

     Options granted under the Stock Option Plan generally will be nontransferable, except by will or by the laws of descent and distribution. During the lifetime of a participant, an option generally may be exercised only by the participant and after the participant's death only by the participant's executor, administrator or personal representative.

Termination of Employment

     If a participant ceases to be employed by Lakeland or any subsidiary for cause, then all options shall terminate immediately. In all other termination circumstances (except death or disability), options may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination (provided, however, that the Program Administrator may, in its discretion, allow such options to be exercised, to the extent exercisable on the date of termination, at any time within 90 days after termination). Notwithstanding the foregoing, in the event an employee of Lakeland or any subsidiary retires on or after age 62, and provided that such employee has at least five years of continuous service with Lakeland or any subsidiary at the time of such retirement, then all options exercisable on the date of retirement as well as all options that would otherwise vest within one year following the date of retirement may be exercised until 30 days after the date of retirement or, at the discretion of the Program Administrator, until 90 days after the date of retirement.

     If a participant dies or becomes disabled while employed by or while rendering consulting services to Lakeland or any subsidiary, then all options may be exercised, to the extent exercisable on the date of death or termination due to disability, at any time within one year after the date of death or such termination (or to such greater extent as shall be determined by the Program Administrator before or after the date of termination).

Amendment and Termination

     The Stock Option Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without shareholder approval if such approval is required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or other applicable law, and no amendment or revision may alter or impair an outstanding option without the consent of the holder thereof. The Stock Option Plan will terminate on February 8, 2010, unless earlier terminated by the Board of Directors. No options may be granted after termination, although such termination will not affect the status of any option outstanding on the date of termination.

Shares Subject to the Plan

     A total of 950,000 shares of Common Stock (subject to adjustment as described below) may be issued under the Stock Option Plan. Any shares delivered pursuant to the Stock Option Plan may be authorized and unissued shares or treasury shares.

Adjustments

     The number of shares available for option grants and the shares covered by options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in Lakeland's capital stock. Comparable changes shall be made to the exercise price of outstanding options. If any option should terminate for any reason without having been exercised in full, the unpurchased shares will again become available for option grants.

Change In Control

     The Stock Option Plan provides that all outstanding stock options will become immediately exercisable upon the occurrence of a "change in control event". The Stock Option Plan provides in general that a "change in control event" shall be deemed to have occurred if any of the following events occur:
(a) the consummation of any merger of Lakeland in which Lakeland is not the surviving corporation; (b) the consummation of any sale, lease, exchange or other transfer of all or substantially all of the assets of Lakeland; (c) approval by the shareholders of Lakeland of a plan of liquidation or dissolution of Lakeland; (d) any action pursuant to which any person (as defined in Section 13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of 51% or more of Lakeland's outstanding voting securities or (e) the individuals who were members of Lakeland's Board of Directors on February 9, 2000 (the date on which the Stock Option Plan was adopted by the Board) and who are thereafter elected to the Board and whose election was approved by at least two-thirds of the members of the Board on February 9, 2000 cease to constitute a majority of the members of Lakeland's Board.

Additional Limitation

     No participant may receive incentive stock options that first become exercisable in any calendar year in an amount exceeding $100,000. In addition, no one person may receive options for more than 300,000 shares of Common Stock in any calendar year.

Federal Income Tax Consequences

     BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS ARE ADVISED TO CONSULT THEIR PERSONAL TAX ADVISORS BEFORE EXERCISING AN OPTION OR DISPOSING OF ANY STOCK RECEIVED PURSUANT TO THE EXERCISE
OF ANY SUCH OPTION.   IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN
ANALYSIS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

     The Internal Revenue Code of 1986, as amended (the "Code"), treats incentive stock options and supplemental stock options, also known as non-qualified options, differently. A participant's individual consequences will depend upon the nature of the option received. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of an option, nor will Lakeland be entitled to a tax deduction at that time.

     Upon the exercise of a supplemental stock option, the optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the exercise price, if any. Lakeland generally will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

     An optionee will not recognize any federal income tax in respect of incentive stock options at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon the exercise are not disposed of within two years from the date the options were granted nor within one year after the shares are transferred, any gain or loss upon the sale of such shares will be treated as long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one-year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term or short-term capital gain, depending upon whether the stock has been held for more than one year. If an optionee makes a disqualifying disposition, Lakeland will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

     In general, if an optionee in exercising an option tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date the option was granted or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the tendered shares.

     As noted above, the exercise of an incentive stock option could subject the optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum tax that may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in a given year.

Initial Option Grants

     In conjunction with its approval of the Stock Option Plan on February 9, 2000, the Board of Directors granted stock options to purchase an aggregate of 352,100 shares of Common Stock. The recipients of the Initial Option Grants were certain Lakeland officers and employees. In addition, each non-employee director of Lakeland was awarded an option to purchase 25,000 shares of Common Stock. The Initial Option Grants were made subject to shareholder approval of the Stock Option Plan. Each of the Initial Option Grants has an exercise price of $9 3/8 per share (the fair market value on the date of grant) and expires on February 8, 2010. The options granted to officers and other employees of Lakeland are exercisable in 25% annual installments beginning on the first anniversary of the date of grant and continuing for each of the next three anniversaries thereafter. The options granted to non-employee directors are exercisable in 20% annual installments beginning on the date of grant and continuing for each of the four anniversaries thereafter. Lakeland did not and will not receive any consideration for making the Initial Option Grants.

     The following table sets forth the amount of Initial Option Grants made on February 9, 2000 to: (a) the Named Officers (showing principal positions held in
1999), (b) all current executive officers as a group, (c) all current directors (including nominees) who are not executive officers as a group, (d) each nominee for election as a director, and (e) all employees, including all current officers who are not executive officers, as a group.

                                                                     No. of
Name                                                                Options
----                                                                -------
Roger Bosma.....................................................     20,000
 President and CEO
Arthur L. Zande.................................................      5,000
 Executive Vice President and CEO
Paul P. Lubertazzi..............................................     25,000
 President and CEO of Metropolitan State Bank
Robert A. Vandenbergh...........................................      5,000
 Executive Vice President and Chief Lending Officer
Louis E. Luddecke...............................................      5,000
 Executive Vice President and Chief Operations Officer
Bruce G. Bohuny.................................................     25,000
Mary Ann Deacon.................................................     25,000
Joseph O'Dowd...................................................     25,000
Michael A. Dickerson............................................     25,000
All current executive officers as a group, (8 persons)..........     95,000
All current directors who are not executive officers as a
 group, including nominees (9 persons)..........................    225,000
All employees, including all current officers who are not
 executive officers, as a group (71 persons)....................     32,100


     The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposal to adopt the Stock Option Plan.

     The Board of Directors recommends a vote FOR the proposal to adopt the Lakeland Bancorp, Inc. 2000 Equity Compensation Program.


                        INDEPENDENT  PUBLIC  ACCOUNTANTS
                        --------------------------------

     Changes in Certifying Accountants.   On December 14, 1998, Lakeland's Board
of Directors
dismissed its independent public accountants, Radics & Co., LLC. Radics was replaced as the independent public accountants of Lakeland upon completion of their audit of Lakeland's 1998 financial statements and preparation of Lakeland's 1998 tax returns.

     The Lakeland Board of Directors solicited bids for the performance of auditing services for 1999. Bids were received by three accounting firms, including Radics. Based on a review of the competing bids, the Lakeland Board of Directors believed that the selection of Grant Thornton LLP would be in the best interests of Lakeland.

     Radics' reports on the financial statements of Lakeland for fiscal years ended December 31, 1998 and 1997 for which such reports have been issued do not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Lakeland's two most recent fiscal years ended December 31, 1998, and to date, there have been no disagreements between Lakeland and Radics on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Radics would have caused them to make a reference to the subject matter of the disagreement in connection with their reports. During Lakeland's two most recent fiscal years ended December 31, 1998, and to date, Lakeland has not been advised of any matters described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K promulgated by the SEC.

     Radics has addressed a letter to the SEC stating their agreement with the foregoing statements.

     On December 14, 1998, Lakeland engaged Grant Thornton LLP as its independent public accountants to audit Lakeland's financial statements beginning with the financial statements for the year ended December 31, 1999. During Lakeland's two most recent fiscal years ended December 31, 1998, and to date, neither Lakeland nor someone on its behalf consulted with Grant Thornton regarding any of the matters listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Relationship with Independent Public Accountants. Grant Thornton began auditing Lakeland beginning with the financial statements for the quarter ending March 31, 1999 and has been selected by the Board of Directors to examine and report on Lakeland's financial statements for the year ending December 31, 2000. It is anticipated that a representative of Grant Thornton will be present at the Annual Meeting and will be available to answer questions.


                                 OTHER  MATTERS
                                 --------------

     Management is not aware of any other business to be brought up at the meeting for action by stockholders at such meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to management at the time of printing hereof and which may come properly before the meeting.


                             SHAREHOLDER  PROPOSALS
                             ----------------------

     If a Lakeland stockholder intends to present a proposal at Lakeland's 2001 annual meeting of stockholders, the proposal must be received by Lakeland at its principal executive offices not later than December 1, 2000 in order for that proposal to be included in the proxy statement and form of proxy relating to that meeting, and by February 13, 2001 in order for the proposal to be considered at Lakeland's 2001 annual meeting of stockholders (but not included the proxy statement or form of proxy for such meeting). Any stockholder proposal which is received after those dates or which otherwise fails to meet the requirements for stockholder proposals established by regulations of the SEC will neither be included in the proxy statement or form of proxy, nor be considered at the meeting.

     A copy of Lakeland's annual report for the year ended December 31, 1999, including financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     A copy of Lakeland Bancorp, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission, is available (excluding exhibits) without cost to shareholders upon written request made to Bruce G. Bohuny, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, New Jersey 07438.

                             LAKELAND BANCORP, INC.

                        2000 EQUITY COMPENSATION PROGRAM

          1.  Purposes.  This Equity Compensation Program (the "Program") is
              --------
intended to secure for Lakeland Bancorp, Inc. (the "Corporation"), its direct and indirect present and future subsidiaries, including without limitation any entity which the Corporation reasonably expects to become a subsidiary (the "Subsidiaries"), and its shareholders, the benefits arising from ownership of the Corporation's common stock ("Common Stock") by those selected directors, officers and key employees of the Corporation and the Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain superior individuals for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide these persons with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

          2.  Elements of the Program.  In order to maintain flexibility in the
              -----------------------
award of benefits, the Program is comprised of three parts -- the Incentive Stock Option Plan ("Incentive Plan"), the Supplemental Stock Option Plan ("Supplemental Plan"), and the Independent Director Plan ("Independent Director Plan"). Copies of the Incentive Plan, Supplemental Plan, and Independent Director Plan are attached hereto as Parts I, II, and III, respectively. Each such plan is referred to herein as a "Plan" and all such plans are collectively referred to herein as the "Plans." The grant of an option under one of the Plans shall not be construed to prohibit the grant of an option under any of the other Plans.

          3.  Applicability of General Provisions.  Unless any Plan specifically
              -----------------------------------
indicates to the contrary, all Plans shall be subject to the general provisions of the Program set forth below under the heading "General Provisions of the Equity Compensation Program" (the "General Provisions").

             GENERAL PROVISIONS OF THE EQUITY COMPENSATION PROGRAM

          Article 1.  Administration.  The Program shall be administered by the
                      --------------
Board of Directors of the Corporation (the "Board" or the "Board of Directors") or any duly created committee appointed by the Board and charged with the administration of the Program. To the extent required in order to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), such committee shall consist solely of "Outside Directors" (as defined herein). The Board, or any duly appointed committee, when acting to administer the Program, is referred to as the "Program Administrator". Any action of the Program Administrator shall be taken by majority vote at a meeting or by unanimous written consent of all members without a meeting. No Program Administrator or member of the Board of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option granted pursuant to the Program. For purposes of the Program, the term "Outside Director" shall mean a director who (a) is not a current employee of the Corporation or the Subsidiaries; (b) is not a former employee of the Corporation or the Subsidiaries who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the then current taxable year; (c) has not been an officer of the Corporation or the Subsidiaries; and (d) does not receive remuneration (which shall be deemed to include any payment in exchange for goods or services) from the Corporation or the Subsidiaries, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code
Section 162(m) and the regulations thereunder.

          Article 2.  Authority of Program Administrator.  Subject to the other
                      ----------------------------------
provisions of this Program, and with a view to effecting its purpose, the Program Administrator shall have the authority: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the persons to whom options shall be granted under the Program; (e) to determine the time or times at which options shall be granted under the Program; (f) to determine the number of shares subject to any discretionary option under the Program as well as the option price, and the duration of each option and any other terms and conditions of options; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrator shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

          Article 3.  Maximum Number of Shares Subject to the Program.  The
                      -----------------------------------------------
maximum aggregate number of shares of Common Stock issuable pursuant to the Program shall be 950,000 shares. No one person participating in the Program may receive options for more than 300,000 shares of Common Stock in any calendar year. All such shares may be issued under any Plan which is part of the Program. If any of the options (including incentive stock options) granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options shall again be available for purposes of the Program. Any shares of Common Stock delivered pursuant to the Program may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          Article 4.  Eligibility and Participation.  All directors, officers
                      -----------------------------
and employees of the Corporation and the Subsidiaries shall be eligible to participate in the Program. The term "employee" shall include any person who has agreed to become an employee.

          Article 5.  Effective Date and Term of Program.  The Program shall
                      ----------------------------------
become effective immediately upon approval of the Program by the Board of Directors of the Corporation, subject to approval of the Program by the shareholders of the Corporation within twelve months after the date of approval of the Program by the Board of Directors. The Program shall continue in effect for a term of ten years from the date that the Program is adopted by the Board of Directors, unless sooner terminated by the Board of Directors of the Corporation.

          Article 6.  Adjustments.  In the event that the outstanding shares of
                      -----------
Common Stock of the Corporation are hereafter increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split (an "Adjustment Event"), an appropriate and proportionate adjustment shall be made by the Program Administrator in the maximum number and kind of shares as to which options may be granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options which shall have been granted prior to any such Adjustment Event shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share or other unit of any security covered by the option. In making any adjustment pursuant to this Article 6, any fractional shares shall be disregarded.

          Article 7.  Termination and Amendment of Program and Awards.  No
                      -----------------------------------------------
options shall be granted under the Program after the termination of the Program. The Program Administrator may at any time amend or revise the terms of the Program or of any outstanding option issued under the Program, provided, however, that (a) any shareholder approval required by applicable law or regulation shall be obtained and (b) no amendment, suspension or termination of the Program or of any outstanding option shall, without the consent of the person who has received an option, impair any of that person's rights or obligations under such option.

          Article 8.  Privileges of Stock Ownership.  Notwithstanding the
                      -----------------------------
exercise of any option granted pursuant to the terms of the Program, no person shall have any of the rights or privileges of a stockholder of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option until certificates representing the shares of Common Stock covered thereby have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to the Program.

          Article 9.  Reservation of Shares of Common Stock.  During the term of
                      -------------------------------------
the Program, the Corporation will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

          Article 10.  Tax Withholding.  The exercise of any option under the
                       ---------------
Program is subject to the condition that, if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise, then, in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

          Article 11.  Employment; Service as a Director.  Nothing in the
                       ---------------------------------
Program gives to any person any right to continued employment by the Corporation or the Subsidiaries or to continued service as a director of the Corporation or the Subsidiaries or limits in any way the right of the Corporation or the Subsidiaries at any time to terminate or alter the terms of that employment or service.

          Article 12.  Investment Letter; Lock-Up Agreement; Restrictions on
                       -----------------------------------------------------
Obligation of the Corporation to Issue Securities; Restrictive Legend.  Any
---------------------------------------------------------------------
person acquiring or receiving Common Stock or other securities of the Corporation pursuant to the Program, as a condition precedent to receiving the shares of Common Stock or other securities, may be required by the Program Administrator to submit a letter to the Corporation (a) stating that the shares of Common Stock or other securities are being acquired for investment and not with a view to the distribution thereof and (b) providing other assurances determined by the Corporation to be necessary or appropriate in order to assure that the issuance of such shares is exempt from any applicable securities registration requirements. The Corporation shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the Program unless, on the date of sale and issuance thereof, the shares of Common Stock or other securities are either registered under the Securities Act of 1933, as amended, and all applicable state securities laws, or exempt from registration thereunder.

          Article 13.  Rights Upon Termination of Employment or Service as a
                       -----------------------------------------------------
Director.  Notwithstanding any other provision of the Program, any benefit
--------
granted to an individual who has agreed to become an employee of the Corporation or any Subsidiary or to become an employee of any entity which the Corporation reasonably expects to become a Subsidiary, shall immediately terminate if the Program Administrator determines, in its sole discretion, that such person will not become an employee of the Corporation or any Subsidiary. If a recipient ceases to be employed by or to provide services as a director to the Corporation or any Subsidiary, or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, for any reason other than death, disability or retirement (subject to satisfaction of the criteria set forth in the following sentence), then, unless any other provision of the Program provides for earlier termination, all options shall terminate immediately in the event the recipient's employment or services as a director are terminated for cause and in all other circumstances may be exercised, to the extent exercisable on the date of termination, until 30 days after the date of termination, provided, however, that the Program Administrator may, in its discretion, allow such options to be exercised (to the extent exercisable on the date of termination) at any time within 90 days after the date of termination. Notwithstanding the foregoing, in the event an employee of the Corporation or any Subsidiary retires on or after attaining the age of 62, and provided such employee has at least five years of continuous service with the Corporation or any Subsidiary at the time of such retirement, then all options exercisable on the date of retirement as well as all options that would otherwise vest within one year following the date of retirement may be exercised until 30 days after the date of retirement or, at the discretion of the Program Administrator, until 90 days after the date of retirement.

          Article 14.  Rights Upon Disability.  If a recipient becomes disabled
                       ----------------------
within the meaning of Section 22(e)(3) of the Code while employed by or while rendering services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination, all options may be exercised, to the extent exercisable on the date of termination (or to such greater extent as shall be determined by the Plan Administrator before or after the date of termination), at any time within one year after the date of termination due to disability.

          Article 15.  Rights Upon Death.  If a recipient dies while employed by
                       -----------------
or while rendering services as a director to the Corporation or any Subsidiary (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), then, unless any other provision of the Program provides for earlier termination, all options may be exercised by the person or persons to whom the recipient's rights shall pass by will or by the laws of descent and distribution, to the extent exercisable on the date of death (or to such greater extent as shall be determined by the Plan Administrator before or after the date of termination), at any time within one year after the date of death unless any other provision of the Program provides for earlier termination.

          Article 16.  Non-Transferability.  Options granted under the Program
                       -------------------
may not be sold, pledged, assigned or transferred in any manner by the recipient otherwise than by will or by the laws of descent and distribution and shall be exercisable (a) during the recipient's lifetime only by the recipient and (b) after the recipient's death only by the recipient's executor, administrator or personal representative, provided, however that the Program Administrator may permit the recipient of an option granted pursuant to Part II of the Program to transfer options to a family member or a trust or partnership created for the benefit of family members. In the case of such a transfer, the transferee's rights and obligations with respect to the applicable options shall be determined by reference to the recipient and the recipient's rights and obligations with respect to the applicable options had no transfer been made. The recipient shall remain obligated pursuant to Articles 10 and 12 hereunder if required by applicable law.

          Article 17.  Change in Control.  All options granted pursuant to the
                       -----------------
Program shall become fully exercisable upon the occurrence of a Change in Control Event. As used in the Program, a "Change in Control Event" shall be deemed to have occurred if any of the following events occur:

          (a) the consummation of any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of the shares of the Corporation's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

          (b) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, other than to a subsidiary or affiliate; or

          (c) an approval by the shareholders of the Corporation of any plan or proposal for the liquidation or dissolution of the Corporation; or

          (d) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity (other than any person who owns more than ten percent (10%) of the outstanding Common Stock on the date of adoption of this Program by the Board of Directors, the Corporation or any benefit plan sponsored by the Corporation or any of its subsidiaries) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Corporation ("Voting Securities") representing fifty-one (51%) percent or more of the combined voting power of the Corporation's then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Board shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control; or

          (e) the individuals (A) who, as of the date on which the Program is first adopted by the Board of Directors, constitute the Board (the "Original Directors") and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such Directors being called "Additional Original Directors") and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

          Article 18.  Merger or Asset Sale.  For purposes of the Program, a
                       --------------------
merger or consolidation which would constitute a Change in Control Event pursuant to Article 17 and a sale of assets which would constitute a Change in Control Event pursuant to Article 17 are hereinafter referred to as "Article 18
Events".   In the event of an Article 18 Event, each outstanding option shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board of Directors of the Corporation to be the successor corporation. However, in the event that any such successor corporation does not agree in writing, at least 15 days prior to the anticipated date of consummation of such
Article 18 Event, to assume or so substitute each such option, then each option not so assumed or substituted shall be deemed to be fully vested and exercisable. If an option becomes fully vested and exercisable pursuant to the terms of this Article 18, the Program Administrator shall notify the holder thereof in writing or electronically that (a) such holder's option shall be fully exercisable until immediately prior to the consummation of such Article 18 Event and (b) such holder's option shall terminate upon the consummation of such Article 18 Event. For purposes of this
Article 18, an option shall be considered assumed if, following consummation of the applicable Article 18 Event, the option confers the right to purchase or receive, for each share of Common Stock subject to the option immediately prior to the consummation of such Article 18 Event, the consideration (whether stock, cash or other securities or property) received in such Article 18 Event by holders of Common Stock for each share of Common Stock held on the effective date of such Article 18 Event (and, if holders of Common Stock are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such Article 18 Event is not solely common stock of such successor, the Program Administrator may, with the consent of such successor corporation, provide for the consideration to be received in connection with such option to be solely common stock of such successor equal in fair market value to the per share consideration received by holders of Common Stock in the Article 18 Event.

          Article 19.  Method of Exercise.  Any optionee may exercise his or her
                       ------------------
option from time to time by giving written notice thereof to the Corporation at its principal office together with payment in full for the shares of Common Stock to be purchased. The date of such exercise shall be the date on which the Corporation receives such notice. Such notice shall state the number of shares to be purchased. The purchase price of any shares purchased upon the exercise of any option granted pursuant to the Program shall be paid in full at the time of exercise of the option by certified or bank cashier's check payable to the order of the Corporation or, if permitted by the Program Administrator, by shares of Common Stock, or by a combination of checks and shares of Common Stock. The Program Administrator may, in its sole discretion, permit an optionee to make "cashless exercise" arrangements, to the extent permitted by applicable law, and may require optionees to utilize the services of a single broker selected by the Program Administrator in connection with any cashless exercise. No option may be exercised for a fraction of a share of Common Stock. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be valued at their then Fair Market Value as determined by the Program Administrator in accordance with Section 4 of the Incentive Plan.

          Article 20.  Ten-Year Limitations.  Notwithstanding any other
                       --------------------
provision of the Program, (a) no option may be granted pursuant to the Program more than ten years after the date on which the Program was adopted by the Board of Directors and (b) any option granted under the Program shall, by its terms, not be exercisable more than ten years after the date of grant.

          Article 21.  Sunday or Holiday.  In the event that the time for the
                       -----------------
performance of any action or the giving of any notice is called for under the Program within a period of time which ends or falls on a Sunday or legal holiday, such period shall be deemed to end or fall on the next day following such Sunday or legal holiday which is not a Sunday or legal holiday.

          Article 22.  Governing Law.  The Program shall be governed by and
                       -------------
construed in accordance with the laws of the State of New Jersey.

          Article 23.   Pooling Transactions.  Notwithstanding anything
                        --------------------
contained in the Program to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction (as defined herein), the Program Administrator shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Corporation to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment or settlement with respect to any benefit granted under the Program, (b) providing that the payment or settlement in respect of any such benefit be made in the form of cash, shares of common stock or other assets or securities of a successor or acquirer of the Corporation, or a combination of the foregoing and (c) providing for the extension of the term of any such benefit to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any such benefit. For purposes of the Program, the term "Pooling Transaction" shall mean an acquisition of the Corporation in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

          Article 24.  Covenant Against Competition.  The Program Administrator
                       ----------------------------
shall have the right to condition the award to an employee of the Corporation or the Subsidiaries of any option under the Program upon the recipient's execution and delivery to the Corporation of an agreement not to compete with the Corporation and the Subsidiaries during the recipient's employment and for such period thereafter as shall be determined by the Program Administrator. Such covenant against competition shall be in a form satisfactory to the Program Administrator.

                                     PART I

                          INCENTIVE STOCK OPTION PLAN

          The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part I of the Program:

          Section 1.  General.  This Incentive Stock Option Plan ("Incentive
                      -------
Plan") is Part I of the Corporation's Program. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of
Section 422 of the Code. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

          Section 2.  Terms and Conditions.  The Program Administrator may grant
                      --------------------
incentive stock options to purchase Common Stock to any employee of the Corporation or its Subsidiaries. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrator shall, in its discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

          Section 3.  Duration of Options.  Each option and all rights
                      -------------------
thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any option granted under the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation or any Subsidiary shall expire no later than five years from the date on which the option is granted.

          Section 4.  Purchase Price.  The option price with respect to any
                      --------------
option granted pursuant to the Incentive Plan shall not be less than the Fair Market Value of the shares on the date of the grant of the option; except that the option price with respect to any option granted pursuant to the Incentive Plan to any person who owns more than 10% of the combined voting power of all classes of stock of the Corporation shall not be less than 110% of the Fair Market Value of the shares on the date the option is granted. For purposes of the Program, the phrase "Fair Market Value" shall mean the fair market value of the Common Stock on the date of grant or other relevant date. If on such date the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of NASDAQ, the Fair Market Value shall be the closing sale price (or if such price is unavailable, the average of the high bid price and the low asked price) of a share of Common Stock on such date. If no such closing sale price or bid and asked prices are available, the Fair Market Value shall be determined in good faith by the Program Administrator in accordance with generally accepted valuation principles and such other factors as the Program Administrator reasonably deems relevant.

          Section 5.  Maximum Amount of Options in Any Calendar Year.  The
                      ----------------------------------------------
aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under the terms of the Incentive Plan and all incentive stock option plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

          Section 6.  Exercise of Options.  Unless otherwise provided by the
                      -------------------
Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, incentive stock options may only be exercised to the following extent during the following periods of time:

                                       Maximum Percentage of
                                       Shares Covered by
                                       Option Which May be
           During                          Purchased
           ------                  --------------------------------

    First 12 months after grant                  0
    First 24 months after grant                25%
    First 36 months after grant                50%
    First 48 months after grant                75%
    Beyond 48 months after grant              100%

        Section 7.   Failure to Satisfy Applicable Requirements.  In the event
                     ------------------------------------------
that an option is intended to be granted pursuant to the provisions of this Incentive Plan but fails to satisfy one or more requirements of this Incentive Plan, such option shall be deemed to have been granted pursuant to the Supplemental Plan set forth as Part II of the Program, provided that such option satisfies the requirements of the Supplemental Plan.

                                    PART II

                         SUPPLEMENTAL STOCK OPTION PLAN

          The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part II of the Program:

          Section 1.  General.  This Supplemental Stock Option Plan
                      -------
("Supplemental Plan") is Part II of the Corporation's Program. Any option granted pursuant to this Supplemental Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Supplemental Plan shall be subject to the General Provisions of the Program.

          Section 2.  Terms and Conditions.  The Program Administrator may grant
                      --------------------
supplemental stock options to any person eligible under Article 4 of the General Provisions. The terms and conditions of options granted under this Supplemental Plan may differ from one another as the Program Administrator shall, in its discretion, determine as long as all options granted under this Supplemental Plan satisfy the requirements of this Supplemental Plan.

          Section 3.  Duration of Options.  Each option and all rights
                      -------------------
thereunder granted pursuant to the terms of this Supplemental Plan shall expire on the date determined by the Program Administrator, but in no event shall any option granted under this Supplemental Plan expire later than ten years from the date on which the option is granted.

          Section 4.  Purchase Price.  The option price with respect to any
                      --------------
option granted pursuant to this Supplemental Plan shall be determined by the Program Administrator at the time of grant.

          Section 5.  Exercise of Options.  Unless otherwise provided by the
                      -------------------
Program Administrator at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to the General Provisions of the Program or otherwise by the Program Administrator with respect to any one or more previously granted options, supplemental stock options may only be exercised to the following extent during the following periods of time:

                                         Maximum Percentage of
                                          Shares Covered by
                                         Option Which May be
          During                              Purchased
          ------                     -------------------------------

     First 12 months after grant                 0
     First 24 months after grant               25%
     First 36 months after grant               50%
     First 48 months after grant               75%
     Beyond 48 months after grant             100%

                                    PART III

                           INDEPENDENT DIRECTOR PLAN


          The following provisions shall apply with respect to options granted by the Program Administrator pursuant to Part III of the Program:

          Section 1.  General.  This Independent Director Plan ("Independent
                      -------
Director Plan") is Part III of the Corporation's Program. Any option granted pursuant to this Independent Director Plan shall not be an incentive stock option as defined in Section 422 of the Code. Unless any provision herein indicates to the contrary, this Independent Director Plan shall be subject to the General Provisions of the Program.

          Section 2.  Definitions.  As used in this Independent Director Plan,
                      -----------
the following definitions shall apply.

          (a) "Employee" shall mean any person employed on a full-time basis by the Corporation or any present or future Subsidiary of the Corporation.

          (b) "Existing Independent Director" shall mean each member of the Corporation's Board of Directors on the date the Program is first adopted by such Board of Directors who did not serve as an Employee during the preceding 12 months.

          (c) "Fair Market Value" shall have the meaning set forth in Section 4 of the Incentive Plan.

          (d) "Independent Director" shall mean any member of the Corporation's Board of Directors who, on the date such person is to receive a grant of an Option pursuant to the Independent Director Plan, shall not be an Employee.

          (e) "New Independent Director" shall have the meaning set forth in
Section 4(a) of this Independent Director Plan.

          (f) "Option" shall mean the right, granted pursuant to Section 4 of this Independent Director Plan, to purchase one or more shares of Common Stock.

          (g) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 424(f) and (g) of the Code.

          Section 3.  Eligibility.  The only persons eligible to receive Options
                      -----------
under the Independent Director Plan shall be persons who, on the date such Options are to be granted hereunder, constitute Independent Directors.

          Section 4.  Option Grants.
                      -------------

          (a) Automatic Grants to New Independent Directors.  The Corporation
              ---------------------------------------------
shall grant to each Independent Director who first becomes a director of the Corporation during the term of the Independent Director Plan (a "New Independent Director") an Option to purchase 25,000 shares of Common Stock on the date of his first appointment or election as a director of the Corporation.

          (b) Automatic Grants to Existing Independent Directors.  On the date
              --------------------------------------------------
that the Program is first adopted by the Corporation's Board of Directors, the Corporation shall grant to each Existing Independent Director an Option to purchase 25,000 shares of Common Stock.

          Section 5.  Option Price.  The exercise price per share of the Common
                      ------------
Stock covered by each Option granted under the Independent Director Plan shall be the Fair Market Value of a share of the Common Stock on the date the Option is granted.

          Section 6.  Term of Options.  Subject to the General Provisions of the
                      ---------------
Program, each Option granted pursuant to the Independent Director Plan shall expire ten years after the date of grant.

          Section 7.  Exercise of Options.  Each Option granted pursuant to the
                      -------------------
Independent Director Plan shall be exercisable as follows:

                                    Maximum Percentage of Shares Covered by
           During                        Option Which May be Purchased
           ------                        -----------------------------

     First 12 months after grant                20%
     First 24 months after grant                40%
     First 36 months after grant                60%
     First 48 months after grant                80%
     Beyond 48 months after grant              100%

                                     PROXY
                                       OF
                             LAKELAND BANCORP, INC.



     The undersigned hereby appoints Roger Bosma, John W. Fredericks and Robert
B. Nicholson, and each of them, with full power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of Lakeland Bancorp, Inc. to be held on May 3, 2000, and any adjournment thereof, upon matters properly coming before the meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote on the following issues as follows:


1.   Election of directors:

                              Nominees:

             For 3 Years:     Bruce G. Bohuny
                              Mary Ann Deacon
                              Michael A. Dickerson
                              Joseph P. O'Dowd

2.   Adoption of Lakeland Bancorp, Inc. 2000 Equity Compensation Program.

3. Transaction of such other business as may properly come before the meeting and any adjournment thereof.



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE BOARD'S NOMINEES FOR DIRECTOR AND "FOR" THE ADOPTION OF THE 2000 EQUITY COMPENSATION PROGRAM.

1.    Election of Directors:                              FOR         WITHHELD AGAINST ALL
                                                      ALL NOMINEES          NOMINEES          ABSTAIN
      (The Board recommends a vote "For")
      Instruction: to withhold authority to vote,        [ ]                  [ ]               [ ]
      for any individual nominee, write that name
      in the space provided below:                    Nominees:  Bruce G. Bohuny
     ________________________________                            Mary Ann Deacon
                                                                 Michael A. Dickerson
                                                                 Joseph P. O'Dowd



2.    Adoption of Lakeland Bancorp, Inc. 2000 Equity    FOR    AGAINST   ABSTAIN
      Compensation Program:                             [ ]      [ ]       [ ]

      (The Board recommends a  vote "For")


                                                                                IMPORTANT

                                                      PLEASE SIGN AND DATE AND RETURN PROMPTLY
                                                      Note:  Please sign exactly as your name appears hereon.  Give full title if Attorney, Executor, Administrator, Trustee, Guardian, etc.

                                                      _________________________________________________________

                                                      _________________________________________________________
                                                      SIGNATURE(S)    DATE

                                                      [ ] Please stop mailing an Annual Report.  I have more than one account.